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                                                                   Exhibit 99.1

                       CONSENT AND LETTER OF TRANSMITTAL

                              ASAT (Finance) LLC
                  To Tender and to Give Consent in Respect of
                         12.5% Senior Notes due 2006,
   which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding
                         12.5% Senior Notes due 2006,
               Pursuant to the Prospectus, dated          , 2000

   THE REGISTERED EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00
 P.M. NEW YORK CITY TIME, ON THE EARLIER OF          , 2000 (UNLESS EXTENDED)
 OR THE DATE ON WHICH 100% OF THE ORIGINAL NOTES ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE"). TENDERED ORIGINAL NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE REGISTERED EXCHANGE OFFER.


             Deliver to: The Chase Manhattan Bank, Exchange Agent:
                   By Mail, by Overnight Courier or by Hand:

                           The Chase Manhattan Bank
                                55 Water Street
                                    Rm. 234
                           New York, New York 10041
                           Attention: Carlos Esteves

                                 By Facsimile:
                                (212) 638-0459
                            Confirmed by Telephone:
                                (212) 638-0828

  Delivery of this Consent and Letter of Transmittal (the "Letter of Transmittal") to an address other than as set forth above will not constitute a valid delivery.

  Please carefully read the instructions contained herein before completing this Consent and Letter of Transmittal.
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  The undersigned (the "Holder") acknowledges that he or she has received the
Prospectus, dated          , 2000 (the "Prospectus"), of ASAT (Finance) LLC, a
Delaware limited liability company established under the laws of Delaware (ASAT Finance) and ASAT Holdings Limited, a corporation organized under the laws of the Cayman Islands ("ASAT Holdings"), and ASAT Limited, a company established under the laws of Hong Kong and its subsidiaries, (collectively, the "Guarantors") and this Consent and Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute ASAT Finance's and its Guarantor's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to US$100,750,000 of 12.5% Guaranteed Notes due 2006 of ASAT Finance (the "Exchange Notes") which have been registered under the Securities Act of 1933 (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for a like principal amount of the issued and outstanding 12.5% Notes due 2006 of ASAT Finance of which US$100,750,000 aggregate principal amount is outstanding (the "Original Notes").

  For each Original Note accepted for exchange, the Holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from and including the most recent date to which interest has been paid on the Original Notes. Registered holders of Exchange Notes on the relevant record date for the first interest payment date following the issuance of the Exchange Notes will receive interest accruing from the most recent date to which interest has been paid. Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"), (ii) by Holders who are ATOP members but choose not to use ATOP or
(iii) if the Original Securities are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2 hereto. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

  Notwithstanding anything to the contrary in the registration rights agreement, dated October 29, 1999, by and among ASAT Finance, ASAT Holdings, ASAT Limited, ASAT Inc., ASAT Cayman, Timerson and Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc. (the "Initial Purchasers") (the "registration rights agreement"), ASAT Finance will accept for exchange any and all Original Notes validly tendered on or prior to 5:00
p.m., New York City time, on the earlier of          , 2000 (unless the
Exchange Offer is extended by ASAT Finance) or the date on which 100% of the Original Notes are validly tendered and not withdrawn (the "Expiration Date"). Tenders of Original Notes may be withdrawn at any time and consents may be revoked prior to 5:00 p.m., New York City time, on the Expiration Date.

  IMPORTANT: HOLDERS WHO WISH TO TENDER ORIGINAL NOTES IN THE REGISTERED EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE ORIGINAL NOTES TO THE EXCHANGE AGENT AND NOT TO ASAT FINANCE OR ASAT HOLDINGS OR ASAT LIMITED OR ASAT INC. OR TIMERSON OR ASAT CAYMAN.

  The Exchange Offer is not conditioned upon any minimum principal amount of Original Notes being tendered for exchange.

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Original Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

  The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and request for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.


                                       2
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                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to ASAT Finance the principal amount of Original Notes indicated below under "Description of Original Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 principal amount of Original Notes designated herein held by the undersigned and tendered hereby for $1,000 principal amount of the Exchange Notes. Exchange Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Original Notes whose Original Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Original Notes pursuant to the Exchange Offer.

  The undersigned hereby consents to the Proposed Amendment to the indenture with respect to all such tendered Original Notes unless the box voting "No" below has been checked.

 [_] CHECK HERE IF THE UNDERSIGNED DOES NOT CONSENT TO THE PROPOSED AMENDMENT

  The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent (unless the appropriate box above voting "No" has been checked), with respect to the Proposed Amendment. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation. The undersigned understands that a revocation of such Consent will not be effective after the Expiration Date. ASAT Finance intends to execute the Proposed Amendment to the indenture promptly following the Consent Solicitation Expiration Date at which time the Proposed Amendment will become operative.

  Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, ASAT Finance all right, title and interest in and to all such Original Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of ASAT Finance), with respect to the Original Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Original Notes tendered hereby to ASAT Finance (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by ASAT Finance.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Original Notes hereunder may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT HE OR SHE HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, ASAT FINANCE WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY ASAT FINANCE TO BE NECESSARY OR DESIRABLE TO

                                       3
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COMPLETE THE ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED. THE
UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE REGISTERED EXCHANGE OFFER.

  BY TENDERING ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE ISSUER, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT of 1993, AS AMENDED (THE "ACT")) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE ACT) OF SUCH EXCHANGE NOTES. BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE ACT).

  THE ISSUER HAS AGREED THAT THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES, WHERE SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING ON THE CLOSE OF BUSINESS ONE YEAR AFTER THE EXPIRATION DATE OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE ISSUER OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE ISSUER HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER.

  The undersigned will, upon request, execute and deliver any additional documents deemed by ASAT Finance to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy

                                       4
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and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

  The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Original Notes Tendered" (unless a label setting forth such information appears thereunder), exactly as they appear on the Original Notes tendered hereby). The certificate number(s) and the principal amount of Original Notes to which this Letter relates, together with the principal amount of such Original Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Original Notes Tendered" (Box 1).

  The undersigned agrees that acceptance of any tendered Original Notes by ASAT Finance and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by ASAT Finance of its obligations under the registration rights agreement and that, upon the issuance of the Exchange Notes by ASAT Finance, ASAT Finance will have no further obligations or liabilities thereunder.

  The undersigned understands that the Exchange Notes issued in consideration of Original Notes accepted for exchange, and/or any principal amount of Original Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Original Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the Exchange Notes issued in consideration of Original Notes accepted for exchange, and/or any principal amount of Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Original Notes." In the event that the Special Delivery Instructions are completed, please mail the Exchange Notes issued in consideration of Original Notes accepted for exchange, and/or any Original Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Original Notes," and send such Exchange Notes and/or Original Notes to, the address(es) so indicated. Any transfer of Original Notes to a different holder must be completed, according to the provisions on transfer of Original Notes contained in the indenture.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES TENDERED AS SET FORTH IN SUCH BOX BELOW.

                                       5
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                                 INSTRUCTIONS

                   Forming Part of the Terms and Conditions
                       of the Registered Exchange Offer

1. Guarantee of Signatures

  No signature guarantee on this Letter of Transmittal is required if:

    (i) the Original Notes tendered hereby are tendered by the Holder(s) of the Original Notes, unless such Holder has completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal (Box 7), or

    (ii) the Original Notes are tendered for the account of an Eligible Institution.

  In all other cases, signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereafter, an "Eligible Institution").

2. Delivery of this Letter of Transmittal and Original Notes; Guaranteed
Delivery

  This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or (iii) if the Original Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." To validly tender Original Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the registration rights agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on
the earlier of November   , 2000 (or such later date to which ASAT Finance
may, in its sole discretion, extend the Exchange Offer) or the date on which 100% of the Original Notes are validly tendered and not withdrawn. If this Registered Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. ASAT Finance expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

  LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO ASAT FINANCE, ASAT HOLDINGS, ASAT LIMITED, ASAT INC., TIMERSON OR ASAT CAYMAN OR TO DTC

  If a Holder of the Original Notes desires to tender such Original Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution, (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" as set forth in the Prospectus and Box 3.

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  Only a Holder of Original Notes may tender Original Notes in the Exchange
Offer. The term "Holder" as used herein with respect to the Original Notes means any person in whose name Original Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Original Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by ASAT Finance, proper evidence satisfactory to ASAT Finance of their authority to so act must be so submitted.

  Any beneficial Holder whose Original Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Original Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Original Notes in such beneficial holder 's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

  The method of delivery of this Letter of Transmittal (or facsimile hereof) and all other required documents is at the election and risk of the exchanging Holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Original Notes should be sent to ASAT Finance, ASAT Holdings, ASAT Limited, ASAT Inc., Timerson or ASAT Cayman.

  No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Original Notes for exchange.

3. Inadequate Space

  If the space provided herein is inadequate, the certificate numbers and principal amount of the Original Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

4. Withdrawal of Tender

  Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, (ii) specify the name of the person having tendered the Original Notes to be withdrawn,
(iii) identify the Original Notes to be withdrawn and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to ASAT Finance that the Holder withdrawing such tender has succeeded to beneficial ownership of such Original Notes. If Original Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Original Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Original Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by ASAT Finance, whose determinations will be final and binding on all parties. Neither ASAT Finance, ASAT Holdings, ASAT Limited, ASAT Inc., ASAT Cayman, Timerson, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

5. Partial Tenders; Pro Rata Effect

  Tenders of the Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Original Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements

  If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Original Notes without alteration, enlargement or any change whatsoever.

  If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the Original Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

  When this Letter of Transmittal is signed by the Holder(s) of Original Notes listed and tendered hereby, no endorsements or separate bond powers are required.

  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by ASAT Finance, proper evidence satisfactory to ASAT Finance of their authority to so act must be submitted.

7. Special Delivery Instructions

  Tendering Holders should indicate in Box 7 the name and address to which Exchange Notes issued in consideration of Original Notes accepted for exchange, or Original Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

8. Transfer Taxes

  ASAT Finance will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Registered Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Original Notes or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

9. Irregularities

  All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be resolved by ASAT Finance, in its sole discretion, whose determination shall be final and binding. ASAT Finance reserves the absolute right to reject any or all tenders of any particular Original Notes that are not in proper form, or the acceptance of which would, in the opinion of ASAT Finance or its counsel, be unlawful. ASAT Finance also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Original Notes. ASAT Finance, interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as ASAT Finance shall determine. Neither ASAT Finance nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Original Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

10. Interest on Exchanged Original Notes

  Holders whose Original Notes are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from last date on which interest was paid on the Original Notes through the Expiration Date will be payable on the Exchange Notes on May 1, 2001, in accordance with the terms of the Exchange Notes. See "The Exchange Offer-- Interest on the New Notes" and "Description of Notes" sections of the Prospectus.

11. Mutilated, Lost, Stolen or Destroyed Certificates

  Holders whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under Federal income tax laws, a registered Holder of Original Notes or Exchange Notes is required to provide the Trustee (as payer) with such Holder's correct TIN on Substitute Form W-9 below (Box 8) or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Original Notes or Exchange Notes may be subject to backup withholding.

  Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Trustee.

  If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments made with respect to Original Notes or Exchange Notes the Holder is required to provide the Trustee with:
(i) the Holder 's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding,
(B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW AND FOLLOW THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL.

  ALL TENDERING HOLDERS COMPLETE THIS BOX 1:


                                     BOX 1
                    Description of Original Notes Tendered
       (Attach additional signed pages, if necessary see Instruction 3)
-------------------------------------------------------------------------------

  If blank,
  please print
  name(s) and
  address(es) of
  registered
  holder(s),
  exactly as
  name(s)
  appear(s) on                                                 Principal Amount of
  Original Note     Certificate Number(s) Principal Amount of     Original Notes
  Certificate(s):    of Original Notes*     Original Notes          Tendered**
------------------------------------------------------------------------------------
                   -----------------------------------------------------------------
                   -----------------------------------------------------------------
                   -----------------------------------------------------------------
                   -----------------------------------------------------------------
                   -----------------------------------------------------------------
                   -----------------------------------------------------------------
                   -----------------------------------------------------------------
------------------------------------------------------------------------------------
                                            Total Principal   Total Principal Amount
                                            Amount: $         Tendered: $
                                                     ------              -----------
------------------------------------------------------------------------------------

 *  Need not be completed by book-entry holders.
 ** Original Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 6.





                BOX 2                                    BOX 3
         Book-Entry Transfer                 Notice of Guaranteed Delivery
   (To be completed by an Eligible                (See Instruction 2)
          Institutions only)                (To be completed by an Eligible
                                                   Institution only)
--------------------------------------   --------------------------------------


 [_] CHECK HERE IF TENDERED ORIGINAL      [_] CHECK HERE AND ENCLOSE A
   NOTES ARE BEING DELIVERED BY             PHOTOCOPY OF THE NOTICE OF
   BOOK-ENTRY TRANSFER MADE TO THE          GUARANTEED DELIVERY IF TENDERED
   ACCOUNT MAINTAINED BY THE                ORIGINAL NOTES ARE BEING
   EXCHANGE AGENT WITH DTC AND              DELIVERED PURSUANT TO A NOTICE OF
   COMPLETE THE FOLLOWING:                  GUARANTEED DELIVERY PREVIOUSLY
  Name of Tendering                         SENT TO THE EXCHANGE AGENT AND
    Institution:                            COMPLETE THE FOLLOWING:
                 --------------------
  DTC Account Number:                       Name of Registered
                      ---------------         Holder(s):
  Transaction Code Number:                               ---------------------
                          -----------
                                             Window Ticket Number
                                              (if any):
                                                        ----------------------

                                            Date of Execution of Notice of
                                              Guaranteed
                                              Delivery:
                                                        ----------------------

                                            Name of Institution which
                                              Guaranteed
                                              Delivery:
                                                        ----------------------

                                            If Guaranteed Delivery is to be
                                              made by Book-Entry
                                              Transfer:
                                                        ----------------------

                                            Name of Tendering
                                              Institution:
                                                           -------------------

                                            DTC Account Number:
                                                                --------------

                                     BOX 4
    Return of None-Exchanged Original Notes Tendered by Book-Entry Transfer
                (To be completed by Eligible Institutions only)
--------------------------------------------------------------------------------

 [_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL
     NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH
     ABOVE.


                                     BOX 5
                          Participating Broker-Dealer
--------------------------------------------------------------------------------

 [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: _____________________________________________________________________

  Address: __________________________________________________________________

           __________________________________________________________________

                                     BOX 6
                           Tendering Holder Signature
--------------------------------------------------------------------------------

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 1, 3 AND 6)
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 IN BOX 8 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

 Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Original Notes hereby tendered or on a security position listing, or by a person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer, the Guarantor or the Trustee for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 6 below.

 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))
 Date:_____________, 1999

 Name(s): ____________________________________________________________________
                                 (PLEASE PRINT)
 Address: ____________________________________________________________________
                               (INCLUDE ZIP CODE)
 Area Code and Telephone Number: _____________________________________________

 _____________________________________________________________________________
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

 _____________________________________________________________________________
                           GUARANTEE OF SIGNATURE(S)
                              (See Instruction 1)
 Authorized Signature: _______________________________________________________

 Name: _______________________________________________________________________
                                 (PLEASE PRINT)
 Date:_____________, 1999

 Capacity or Title: __________________________________________________________

 Name of Firm: _______________________________________________________________

 Address: ____________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number: _____________________________________________

                                     BOX 7
                         Special Delivery Instructions
                           (See Instructions 1 and 7)
--------------------------------------------------------------------------------

 To be completed ONLY if the Exchange Notes are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

 Mail Notes to:

 Name: _______________________________________________________________________
                                 (PLEASE PRINT)

 Address: ____________________________________________________________________
                               (INCLUDE ZIP CODE)

 _____________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                                     BOX 8
                              Substitute Form W-9
--------------------------------------------------------------------------------

                To be Completed by All Tendering Securityholders
Sign this Substitute Form W-9 in Addition to the Signature(s) Required in Box 6

                     PAYER'S NAME: THE CHASE MANHATTAN BANK

--------------------------------------------------------------------------------



 SUBSTITUTE FORM W-9

                              Part 1--Please provide your TIN      TIN:
 Department of the Treasury   (either your social security             ---------
 Internal Revenue Service     number or employer identification
                              number) in the box to the right
                              and certify by signing and dating
                              below.

 Payer's Request for Taxpayer
 Identification Number (TIN)
 and Certification

                              Part 2--Awaiting TIN [_]

                              SIGN THIS FORM and THE CERTIFICATION
                              OF AWAITING TAXPAYER IDENTIFICATION
                              NUMBER BELOW.

                              Part 3--Exempt [_]

                              See enclosed Guidelines for additional information and SIGN THIS FORM.

--------------------------------------------------------------------------------

 CERTIFICATION--Under penalty of perjury, I certify that:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

 (3) Any other information provided on this form is true and correct.

 CERTIFICATION INSTRUCTION--You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you are no longer subject to backup withholding.

 SIGNATURE: _____________________________________  Date: _____________________

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                    BOX IN PART 2 OF THE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 SIGNATURE: _____________________________________  Date: _____________________

--------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
       BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL INFORMATION.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------- ---------------------------------------

                               Give the
For this type of account:      SOCIAL SECURITY
                               number of:
------------------------------------------------
1. An individual's account     The individual
2. Two or more individuals     The actual owner
   (joint account)             of the account
                               or, if combined
                               funds, any one of
                               the
                               individuals(1)
3. Husband and wife (joint     The actual owner
   account)                    of the account
                               or, if joint
                               funds, either
                               person
4. Custodian account of a      The minor(2)
   minor (Uniform Gift to
   Minors Act)
5. Adult and minor (joint      The adult or, if
   account)                    the minor is the
                               only contributor,
                               the minor(1)
6. Account in the name of      The ward, minor,
   guardian or committee for   or incompetent
   a designated ward, minor,   person(3)
   or incompetent person
7. a.The usual revocable       The grantor-
   savings trust account       trustee(1)
   (grantor is also trustee)
 b.So-called trust account     The actual
   that is not a legal or      owner(1)
   valid trust under state law
8. Sole proprietorship         The owner(4)
   account

                                                          Give the EMPLOYER
                           For this type of account:      IDENTIFICATION
                                                          number of:
                                        ----------------------------------------------------------------
                            9. A valid trust, estate, or  The legal entity
                               pension trust              (Do not furnish
                                                          the identifying
                                                          number of the
                                                          personal
                                                          representative or
                                                          trustee unless
                                                          the legal entity
                                                          itself is not
                                                          designated in the
                                                          account
                                                          title.)(5)
                           10. Corporate account          The corporation
                           11. Religious, charitable, or  The organization
                               educational organization
                               account
                           12. Partnership account held   The partnership
                               in the name of the business
                           13. Association, club, or      The organization
                               other tax-exempt
                               organization
                           14. A broker or registered     The broker or
                               nominee                    nominee
                           15. Account with the           The public entity
                               Department of Agriculture
                               in the name of a public
                               entity (such as a State or
                               local government, school,
                               district, or prison) that
                               receives agricultural
                               program payments

-------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER                        . Payments of tax-exempt interest
If you don't have a taxpayer                (including exempt-interest
identification number or you don't          dividends under section 852 of the
know your number, obtain Form SS-5,         Code).
Application for a Social Security         . Payments described in section
Number Card, or Form SS-4, Application      6049(b)(5) to nonresident aliens.
for Employer Identification Number, at    . Payments on tax-free covenant
the local office of the Social              bonds under section 1451 of the
Security Administration or the              Code.
Internal Revenue Service and apply for    . Payments made by certain foreign
a number.                                   organizations.
                                          . Payments made to a nominee.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from
backup withholding on ALL payments      EXEMPT PAYEES DESCRIBED ABOVE MUST
include the following:                  STILL COMPLETE THE SUBSTITUTE FORM W-9
 . A corporation.                       ENCLOSED HEREWITH TO AVOID POSSIBLE
 . A financial institution.             ERRONEOUS BACKUP WITHHOLDING. FILE
 . An organization exempt from tax      SUBSTITUTE FORM W-9 WITH THE PAYER,
   under section 501(a) of the          REMEMBERING TO CERTIFY YOUR TAXPAYER
   Internal Revenue Code of 1986, as    IDENTIFICATION NUMBER ON PART III OF
   amended (the "Code"), or an          THE FORM, WRITE "EXEMPT" ON THE FACE
   individual retirement plan.          OF THE FORM AND SIGN AND DATE THE FORM
 . The United States or any agency or   AND RETURN IT TO THE PAYER.
   instrumentality thereof.
 . A State, the District of Columbia,
   a possession of the United States,    Payments that are not subject to
   or any subdivision or                information reporting are also not
   instrumentality thereof.             subject to backup withholding. For
 . A foreign government, a political    details, see sections 6041, 6041A(a),
   subdivision of a foreign             6042, 6044, 6045, 6049, 6050A, and
   government, or any agency or         6050N of the Code and their
   instrumentality thereof.             regulations.
 . An international organization or
   any agency or instrumentality        PRIVACY ACT NOTICE.--Section 6109
   thereof.                             requires most recipients of dividend,
 . A registered dealer in securities    interest, or other payments to give
   or commodities registered in the     taxpayer identification numbers to
   United States or a possession of     payers who must report the payments to
   the United States.                   IRS. The IRS uses the numbers for
 . A real estate investment trust.      identification purposes and to help
 . A common trust fund operated by a    verify the accuracy of your tax
   bank under section 584(a) of the     return. Payers must be given the
   Code.                                numbers whether or not recipients are
 . An exempt charitable remainder       required to file a tax return. Payers
   trust, or a non-exempt trust         must generally withhold 31% of taxable
   described in section 4947(a)(1) of   interest, dividends, and certain other
   the Code.                            payments to a payee who does not
 . An entity registered at all times    furnish a taxpayer identification
   under the Investment Company Act     number to a payer. Certain penalties
   of 1940.                             may also apply.
 . A foreign central bank of issue.
Payments of dividends and patronage     PENALTIES
dividends not generally subject to      (1) PENALTY FOR FAILURE TO FURNISH
backup withholding include the          TAXPAYER IDENTIFICATION NUMBER.--If
following:                              you fail to furnish your taxpayer
 . Payments to nonresident aliens       identification number to a payer, you
   subject to withholding under         are subject to a penalty of $50 for
   section 1441 of the Code.            each such failure unless your failure
 . Payments to partnerships not         is due to reasonable cause and not to
   engaged in a trade or business in    willful neglect.
   the United States and which have
   at least one nonresident partner.    (2) CIVIL PENALTY FOR FALSE
 . Payments of patronage dividends      INFORMATION WITH RESPECT TO
   where the amount received is not     WITHHOLDING.--If you make a false
   paid in money.                       statement with no reasonable basis
 . Payments made by certain foreign     which results in no imposition of
   organizations.                       backup withholding, you are subject to
 . Payments made to a nominee.          a penalty of $500.
Payments of interest not generally
subject to backup withholding           (3) CRIMINAL PENALTY FOR FALSIFYING
include the following:                  INFORMATION.--Falsifying
 . Payments of interest on              certifications or affirmations may
   obligations issued by individuals.   subject you to criminal penalties
 Note: You may be subject to backup     including fines and/or imprisonment.
 withholding if this interest is $600
 or more and is paid in the course of   FOR ADDITIONAL INFORMATION CONTACT
 the payer's trade or business and      YOUR TAX CONSULTANT OR THE INTERNAL
 you have not provided your correct     REVENUE SERVICE.
 taxpayer identification number to
 the payer.